DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITY SM

Issued by

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT F

Supplement Dated March 16, 2020

to

Prospectus dated April 30, 2019, as supplemented December 30, 2019 and February 7, 2020

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT

PROSPECTUS FOR YOUR CONTRACT DATED APRIL 30, 2019, AS SUPPLEMENTED

This supplement contains information regarding a change to your Variable Account options.

Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

The addition of the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the “Fund”) as a Variable Account option has been delayed. The Fund will be available on or about March 30, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.